UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

TCV ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40327	98-1580306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Middlefield Road Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 614-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	TCVA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On August 6, 2021, TCV Acquisition Corp. (the “Company”) notified Marcum LLP (the “Former Auditor”) of its dismissal, effective as of the same day, as the Company’s independent registered public accounting firm. The Former Auditor served as the auditors of the Company’s financial statements for the period from January 27, 2021 (inception) through April 16, 2021.

The reports of the Former Auditor on the Company’s financial statements for the period from January 27, 2021 (inception) to January 29, 2021 and the Company’s balance sheet as of April 16, 2021, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern in their audit opinion dated February 17, 2021.  The substantial doubt about the Company’s ability to continue as a going concern was resolved by the audited April 16, 2021 balance sheet. The decision to change the independent public accounting firm was approved by the audit committee of the Company’s board of directors (the “Audit Committee”).

From January 27, 2021, through August 6, 2021, the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with such disclosure. A copy of the letter from the Former Auditor addressed to the SEC, dated as of August 9, 2021 is filed as Exhibit 16.1 to this current report on Form 8-K.

New Independent Registered Public Accounting Firm

On August 6, 2021, the Company engaged BDO USA LLP (“BDO”) as the Company’s independent public accounting firm, effective August 6, 2021 in order to audit, and express an opinion of the consolidated financial statements of the Company for the year ending December 31, 2021. The Audit Committee approved the engagement with BDO on August 6, 2021.

From January 27, 2021, through August 6, 2021, the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, the Company did not consult with BDO regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

16.1	Marcum LLP consent letter dated August 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2021	TCV ACQUISITION CORP.

By:	/s/ Erez Elisha
Name:	Erez Elisha
Title:	Chief Financial Officer